UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2021

SKILLZ INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39243	84-4478274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 445
San Francisco, California 94104
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 762-0511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKLZ	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Issuance of Secured Notes due 2026

On December 20, 2021 (the “Closing Date”), Skillz Inc. (the “Issuer” or “Skillz”) issued $300,000,000 of its 10.250% Secured Notes due 2026 (the “Notes”). The offering and sale of the Notes were made only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. The Notes were newly issued under an indenture (the “Indenture”), dated as of December 20, 2021, entered into by and among the Issuer, each of the guarantors party thereto and UMB Bank N.A., as trustee (the “Trustee”).

Interest and Maturity

The Notes will accrue interest at a rate of 10.250% per annum, payable in cash semi-annually, in arrears, on June 15 and December 15 of each year, beginning on June 15, 2022. The Notes will mature on December 15, 2026, unless earlier repurchased or redeemed.

Guarantees, Security and Ranking

The Notes are guaranteed on a senior secured basis by the Issuer’s existing domestic restricted subsidiaries (the “Guarantors”). The Notes are the Issuer’s and the Guarantors’ senior secured obligations. The Notes and the guarantees rank equally in right of payment with all of the Issuer’s and the Guarantors’ existing and future senior indebtedness. The Notes and the guarantees rank effectively senior to all of the Issuer’s and the Guarantors’ unsecured obligations or junior secured obligations to the extent of the value of the collateral securing such obligations. The Notes and the guarantees rank effectively senior to all of the Issuer’s and the Guarantors’ unsecured obligations and to obligations secured by a lien ranking junior to the lien on the collateral securing the Notes, to the extent of the value of the collateral securing the Notes. If and for so long as there are any obligations which, in accordance with the Indenture, are designated as having priority over the Notes with respect to proceeds of and distributions on the collateral securing the Notes, the Notes and the guarantees will be subordinated to such obligations with respect to any proceeds of and distributions on the collateral. The Notes and the guarantees rank senior in right of payment to any of the Issuer’s and the Guarantors’ future indebtedness that is expressly subordinated to the Notes or guarantees. The Notes and the guarantees would rank structurally junior to any indebtedness and other liabilities of the Issuer’s subsidiaries that are not Guarantors of the Notes.

Redemption

The Issuer may redeem some or all of the Notes on or after December 15, 2023 at the redemption prices set forth in the Indenture plus accrued and unpaid interest, if any, to the date of redemption. Prior to December 15, 2023, the Issuer may redeem up to 35.0% of the aggregate principal amount of the Notes at a redemption price equal to 110.250%, together with accrued and unpaid interest, if any, to, but not including, the date of redemption, with the net cash proceeds of certain equity offerings. In addition, the Issuer may, at its option, redeem some or all of the Notes prior to December 15, 2023, by paying a make-whole premium, plus accrued and unpaid interest, if any, to, but not including, the date of redemption. If the Issuer experiences certain change of control events, it is required to make an offer to purchase all of the Notes at 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

Restrictive Covenants

The Indenture contains restrictive covenants that limit the ability of the Issuer and the Issuer’s restricted subsidiaries to, among other things: incur additional debt or issue preferred stock; create liens; create restrictions on the Issuer’s subsidiaries’ ability to make payments to the Issuer; pay dividends and make other distributions in respect of the Issuer’s and its restricted subsidiaries’ capital stock; redeem or repurchase the Issuer’s capital stock or prepay subordinated indebtedness; make certain investments or certain other restricted payments; guarantee indebtedness; designate unrestricted subsidiaries; sell certain kinds of assets; enter into certain types of transactions with affiliates; make certain transfers of its intellectual property and effect mergers or consolidations. These covenants are subject to important exceptions and qualifications set forth in the Indenture. Certain of these covenants will be suspended if the Notes are assigned an investment grade rating from any two of Fitch Ratings, Inc., Standard & Poor’s Investors Rating Services and Moody’s Investors Service, Inc. and no default has occurred and is continuing.

The Issuer intends to use the net proceeds for general corporate purposes, including funding working capital, capital expenditures, operating expenses and the selective pursuit of business development opportunities, including to expand its current business through acquisitions of, or investments in, other businesses, products or technologies.

The Notes and the related guarantees have not been and will not be registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

The foregoing description of the Indenture and the Notes are qualified in their entirety by reference to the complete text of the agreements filed, respectively, as Exhibits 4.1 and 4.2 hereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On December 15, 2021, the Issuer priced the offering of the Notes. The Issuer intends to use the net proceeds from the sale of the Notes for general corporate purposes, which may include potential investments in or acquisitions of other companies, products, or technologies that the Issuer may identify in the future.

The Notes were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. The Notes and the related guarantees have not been and will not be registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

A copy of the press release announcing the pricing of the Notes is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K, including Exhibit 99.1, contains a number of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “anticipates,” “expects,” “intends,” “plans,” “confident that” and “believes,” among others, generally identify forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the Issuer’s actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside of the Issuer’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to, the ability of Skillz to: effectively compete in the global entertainment and gaming industries; attract and retain successful relationships with the third party developers that develop and update all of the games hosted on Skillz’s platform; comply with laws and regulations applicable to its business; and as well as other risks and uncertainties indicated from time to time in the Issuer’s SEC filings, including those under “Risk Factors” therein, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Issuer makes from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that the Issuer believes to be reasonable as of this date. The Issuer undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
4.1	Indenture, dated as of December 20, 2021, among Skillz Inc., each of the guarantors party thereto and UMB Bank, N.A., as trustee
4.2	Form of 10.250% Note due 2026 (included as Exhibit A to Exhibit 4.1)
99.1**	Press Release, dated December 9, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)
 ** Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKILLZ INC.

	By:	/s/ Charlotte Edelman
	Name:	Charlotte Edelman
	Title:	Vice President of Legal and Secretary
Date: December 20, 2021